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                                                               EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-50835) of Eldorado Bancshares, Inc. (formerly Commerce Security Bancorp, Inc.) of our report dated March 1, 1999 appearing on page F-1 of this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Los Angeles, California
March 31, 1999